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                            Prudential Mutual Funds
                       Supplement dated February 10, 1999

    The following information supplements "How the Fund Is Managed--Manager" in the Prospectus:

    Roger E. Ford, one of the Fund's portfolio managers, has retired from managing the Fund effective February 1, 1999. From that date forward, Jay S. Kaplan, CFA, the Fund's other portfolio manager, is solely responsible for managing the Fund's portfolio on a day-to-day basis. Mr. Kaplan has managed the Prudential Mid-Cap Value Fund since its inception in May, 1998 and the Prudential Small Company Value Fund since January, 1996. He has been involved in a number of value-oriented equity portfolios since joining Prudential Mutual Funds in 1993. Mr. Kaplan looks for stocks of attractively-priced companies that are ignored or misanalyzed by the market and selling at a discount from their perceived true value. His bottom-up selection process identifies companies with low price to earnings, low price to cash flow, low price to book value and low price to private market value. He focuses on companies with solid balance sheets and strong or improving management with significant stock ownership.

    Mr. Kaplan has a B.S. in Economics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. He also holds a Chartered Financial Analyst designation.

    Listed below are the names of the Prudential Mutual Funds and the dates of the Prospectuses to which this Supplement relates:

Name of Fund                                               Prospectus Date
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Prudential Mid-Cap Value Fund                              May 7, 1998
Prudential Small Company Value Fund, Inc.                  November 30, 1998

MF990C-1 (2/10/99)